                                                                   EXHIBIT 10.16


                               SUBLEASE AGREEMENT


                  THIS SUBLEASE AGREEMENT (this "Sublease") is made and entered into on this 25th day of July 1997, by and between Unocal Corporation, DBA Union Oil Co. of California ("Sublessor"), U.S. Franchise Systems, Inc. ("Sublessee"), and Hallwood 95, L.P., a Delaware Limited Partnership ("Master Lessor").

1.       Premises.

         Sublessor subleases to Sublessee, and Sublessee subleases from Sublessor, that certain premises or portion thereof known by unit number 13.200, consisting of approximately 2,584 square feet (the "Premises"). The Premises are outlined and depicted on the floor plan attached to this Sublease as Exhibit "A." The Premises are located in a building being situated on the real property described on Exhibit "B" attached hereto.

2.       Term.

         2.1 The term of this Sublease shall be for 2 Years commencing on July 1, 1997 (the "Commencement Date") and ending on June 30, 1999 (the "Termination Date") unless sooner terminated pursuant to any provision thereof.

         2.2 Notwithstanding the Commencement Date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on the Commencement Date, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from the Commencement Date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days after such 60-day period, cancel this Sublease, in which event the parties shall be discharged from all obligations hereunder. If Sublessee occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions hereof, such occupancy shall be subject to all of the provisions hereof, such occupancy shall not advance the Termination Date and Sublessee shall pay rent for such period at the monthly rate set forth below.

3.       Rent.

                  Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $2,549.55, in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $2,549.55 as rent for

         July 1, 1997 through June 30, 1998,          $2,549.55 per month
         July 1, 1998 through June 30, 1999,          $2,721.81 per month

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly payment. Rent shall be payable in lawful money of the United States of America to Sublessor at 13 Corporate Square, Suite 200, Atlanta, GA 30329 or to such other persons or at such other places as Sublessor may designate in writing.

4.       Security Deposit.

                  Sublessee shall deposit with Sublessor upon execution hereof $2,549.55 (the "Security Deposit") as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of the Security Deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use, to Sublessee at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to the Security Deposit.

5.       Use.

         5.1 The premises shall be used and occupied only for General Office Use and for no other purpose.

         5.2 (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use which Sublessee will use the Premises, does not violate any applicable building code, regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of a violation of this warranty within one
(1) year from the Commencement Date, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of Sublessee.

                  (b) Except as provided in paragraph 5.2(a) above, Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         5.3 Except as provided in paragraph 5.2(a) above, Sublessee hereby accepts the Premises in its condition existing as of the date hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, regulations and all matters of record governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

6.       Master Lease.

         6.1 Sublessor is the tenant or lessee of the Premises by virtue of that certain lease made and entered into by and between Master Lessor, as landlord or lessor, and Sublessor, as tenant or lessee, dated March 14, 1991 (the "Master Lease"), a copy of which is attached hereto as Exhibit "C." This Sublease is and shall be at all times subject, subordinate and inferior to the Master Lease.

         6.2 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be governed by and the same as the terms, conditions and obligations of the Master Lease, except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for purposes of this Sublease, as between Sublessor and Sublessee, wherever in the Master Lease the word "Landlord" or "Lessor" is used it shall be deemed to mean Sublessor, and wherever in the Master Lease the word "Tenant" or "Lessee" is used it shall be deemed to mean Sublessee.

         6.3 During the term of this Sublease and for all periods subsequent to the term of this Sublease for obligations which arise prior to the termination of this Sublease, Sublessee expressly assumes and agrees to pay, perform, discharge and comply with, for the benefit of Sublessor and Master Lessor, each and every debt, duty and obligation of Sublessor under the Master Lease with respect to the Premises. The debts, duties and obligations that Sublessee has assumed and agreed to pay, perform, discharge and comply with under this paragraph are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has not assumed under this paragraph are hereinafter referred to as the "Sublessor's Remaining Obligations."

         6.4 Sublessee shall hold Sublessor harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to pay, perform, discharge and comply with Sublessee's Assumed Obligations. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor, and to pay, perform, discharge and comply with Sublessor's Remaining Obligations.

7.       Assignment of Sublease.

         7.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to the terms of paragraph 7.2 below.

         7.2 Master Lessor, by executing this Sublease, agrees that until a default shall occur in the performance of Sublessor's obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor, then Master Lessor, may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of this Sublease nor by any reason of the collection of the rents from Sublessee, be deemed liable to Sublessee for any failure of Sublessor to perform and comply with Sublessor's Remaining Obligations or otherwise.

         7.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under this Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary, and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

         7.4 No changes or modifications shall be made to this Sublease without the prior written consent of Master Lessor.

8.       Consent of Master Lessor.

         8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Sublease.

         8.2 In the event that the obligations of Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, the guarantors sign this Sublease thereby giving their consent to this Sublease.

         8.3      In the event that Master Lessor does give such consent, then:

                  (a) Such consent will not release Sublessor of its debts, duties or obligations, or alter the primary liability of Sublessor to pay the rent and pay, perform, discharge and comply with all of the debts, duties and obligations of Sublessor to be performed, under the Master Lease.

                  (b) The acceptance of rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                  (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                  (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                  (e) Master Lessor may consent to subsequent sublettings or assignments of the Master Lease or this Sublease or any amendments or modifications thereto or hereto without notifying Sublessor nor anyone else liable under the Master Lease and without obtaining their consent, and such action shall not relieve such persons from liability.

                  (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligation to do so, may require Sublessee to attorn to Master Lessor by written notice to Sublessee from Master Lessor, in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of such option to the termination of this Sublease, but Master Lessor shall not be liable for any prepaid rents nor any security deposits paid by Sublessee, nor shall Master Lessor be liable for any defaults of Sublessor under this Sublease.



SUBLESSOR:                                  SUBLESSEE:


UNOCAL                                      U.S. FRANCHISE SYSTEMS INC.


By:   /s/ Richard Oehlerts                  By:  /s/ Michael A. Leven
   ---------------------------------           ---------------------------------
   Name:  Richard Oehlerts                     Name:  Michael A. Leven
   Title: Asset Manager                        Title: Pres./CEO

MASTER LESSOR:                              GUARANTOR(S):


Hollwood Commercial Real Estate,
------------------------------------        ------------------------------------
for Agent
------------------------------------


                                            ------------------------------------

By:  [Illegible]
   ---------------------------------
   Name:  Richard D. [Illegible]

   Title: Regional Director
                                            ------------------------------------

                                    EXHIBIT A



                                  [Floor Plan]

                                                                   EXHIBIT 10.16


                                                                       Exhibit C






                                 LEASE AGREEMENT


BUILDING:         Corporate Square
                  --------------------------------------------------------------

LANDLORD:         Equitec Real Estate Investors Fund XV
                  --------------------------------------------------------------

         TENANT:           Union Oil Company of California
                           -----------------------------------------------------

            DBA:           Unocal
                           -----------------------------------------------------

                             OFFICE LEASE AGREEMENT
                                TABLE OF CONTENTS

SECTION        ITEM                                                         PAGE
--------------------------------------------------------------------------------
1.    CERTAIN LEASE PROVISIONS................................................ 1
               1.1    Premises................................................ 1
               1.2    Rentable Area of Premises............................... 1
               1.3    Use Clause.............................................. 1
               1.4    Lease Term.............................................. 1
               1.5    Lease Commencement Date................................. 1
               1.6    Lease Expiration Date................................... 1
               1.7    Security Deposit........................................ 1
               1.8    Tenant's Addresses...................................... 1
               1.9    Landlord's Addresses.................................... 1
               1.10   Base Rent Commencement Date............................. 1
               1.11   Base Rent Monthly Installments.......................... 1
               1.12   Additional Rent......................................... 2
               1.13   Brokers................................................. 2
               1.14   This Lease consists of 27 articles on 18 pages.......... 2

2.    PREMISES................................................................ 2
               2.1    Premises................................................ 2
               2.3    Use Clause.............................................. 2
               2.4    Common Area............................................. 2

3.    LEASE TERM.............................................................. 3
               3.1    Term.................................................... 3
               3.2    Change in Lease Commencement Date....................... 3

5.    RENTS................................................................... 3
               5.1    Payment................................................. 3
               5.2    Late Fees............................................... 3
               5.2    Base Rent............................................... 3
               5.5    Additional Taxes........................................ 4

6.0   SERVICES................................................................ 5

8.0   ACCEPTANCE.............................................................. 7

9.0   ASSIGNMENT OF SUBLETTING................................................ 7

10.   CONDUCT OF BUSINESS..................................................... 8
               10.1   Operation............................................... 8

11.   RULES AND REGULATIONS................................................... 8

12.   DEFAULTS AND REMEDIES.................................................. 14
      12.1     Defaults...................................................... 14
      12.2     Remedies...................................................... 14

13.   INSURANCE.............................................................. 15
      13.1     Tenant's Insurance............................................ 15
      13.2     Landlord's Insurance.......................................... 16
      13.3     Insurance Policies............................................ 16
      13.4     Waiver of Subrogation......................................... 16

14.   NO PERSONAL LIABILITY OF LANDLORD...................................... 16

                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

15.   HOLD HARMLESS.......................................................... 17

16.   ACCESS TO PREMISES..................................................... 17

17.   ALTERATIONS............................................................ 17
      17.1     Alterations By Landlord....................................... 17
      17.2     Alterations By Tenant......................................... 19

18.   REPAIRS AND MAINTENANCE................................................ 19
      18.1     Landlord's Obligations........................................ 19
      18.3     Surrender..................................................... 19

19.   LIENS.................................................................. 19

20.   DAMAGE OR DESTRUCTION.................................................. 20
      20.1     Lease Termination............................................. 20
      20.2     Repairs or Restoration........................................ 20

21.   CONDEMNATION........................................................... 20

22.   FORCE MAJEURE.......................................................... 22

24.   SUCCESSION TO LANDLORD'S INTEREST...................................... 22
      24.1     Attornment.................................................... 22
      24.2     Subordination................................................. 22
      24.4     Estoppel Certificate.......................................... 22

25.   SURRENDER OF PREMISES.................................................. 22

26.   PARKING................................................................ 23

27.   MISCELLANEOUS.......................................................... 23
      27.1     Partial Invalidity............................................ 23
      27.2     Successors and Assigns........................................ 24
      27.3     Waiver........................................................ 24
      27.4     Accord and Satisfaction....................................... 24
      27.5     Attorneys' Fees............................................... 24
      27.6     Time Is Of the Essence........................................ 24
      27.7     Broker's Commission........................................... 24
      27.8     No Light, Air or View Easement................................ 24
      27.9     Entire Agreement.............................................. 24
      27.10    Applicable Law................................................ 24
      27.11    Notices....................................................... 24
      27.12    Quiet Enjoyment............................................... 25
      27.13    Compliance with Law........................................... 25
      27.14    Superior Law.................................................. 25
      27.15    Guarantor..................................................... 25
      27.16    Exhibit....................................................... 25
      27.17    Execution of Lease............................................ 25


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                             OFFICE LEASE AGREEMENT

                  THIS LEASE, dated for reference purposes March 14, 1991, is made by and between Equitec Real Estate Investors Fund XV, as Landlord, and Union Oil Company of California dba Unocal, as Tenant.

1.       CERTAIN LEASE PROVISIONS:

         The description and amounts set forth below are qualified by their usage elsewhere in this Lease, including those Articles referred to in parentheses:

         1.1    Premises (Article 2.1): Unit #200
                Building: Thirteen
                Street: 13 Corporate Square, Suite 200
                Address: 13 Corporate Square, Suite 200
                City: Atlanta            County: Dekalb
                State: Georgia           Zip: 30329

         1.2    Rentable Area of Premises (Article 2.1):
                approximately 14,049 square feet (the "Area")

                Total Rentable Area of Building (Article 2.2):
                approximately 32,694 square feet

         1.3    Use Clause (Article 2.3): All legal uses accepted.

         1.4    Lease Term (Article 3.1): 3 years, 0 months.

         1.5    Lease Commencement Date (Article 3.1): July 1, 1991.

         1.6    Lease Expiration Date (Article 3.1): June 30, 1994.

         1.7    Security Deposit (Article 4.): $N/A.

         1.8    Tenant's Addresses (Articles 5.1, 27.10):
                (A)   Notice
                Address: 13 Corporate Square, Suite 200
                         Atlanta, Georgia 30329
                (B)    Billing
                Address: 13 Corporate Square, Suite 200
                         Atlanta, Georgia 30329

         1.9    Landlord's Addresses (Articles 5.1, 27.10):
                Building, C/O Equitec Properties Company
                (A)    Notice
                Address: 3 Corporate Square, Suite 315, Atlanta, Georgia 30329
                (B)    Payment
                Address: Equitec Real Estate Investors Fund XV
                         3 Corporate Square, Suite 315, Atlanta, Georgia 30329

         1.10   Base Rent Commencement Date (Articles 5.1, 5.4): July 1, 1991.

         1.11   Base Rent Monthly Installments (Articles 5.1, 5.3)
                From 7/91 - 6/92          Monthly  $13,580.70
                From 7/92 - 6/93          Monthly  $13,580.70
                From 7/93 - 6/94          Monthly  $13,580.70


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         1.12   Additional Rent (Article 5.4)
                Base Expenses  $N/A per square foot
                Initial Payment  $N/A per month

         1.13   Brokers (Article 27.7): Not Applicable

         1.14 This Lease consists of 27 articles on 18 pages, plus Exhibits A, B, C, D, E and ten (10) additional pages of Addenda.

2.       PREMISES:

         2.1 Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord, for the term, at the rental and upon all of the conditions set forth herein, that certain real property known by unit number and address specified in Article 1.1 hereof, consisting of the approximate Area specified in
Article 1.2 hereof, and which is referred to herein as the "Premises." The Premises are depicted in Exhibit A attached hereto. The Premises are located in a building (the "Building"), which building, the real property on which it is situated, and any parking facilities or structures appurtenant thereto, are hereinafter collectively referred to as the "Property," and described in Exhibit B attached hereto.

         2.3 Use Clause. Tenant is permitted to use the Premises for the purposes specified in Article 1.3 hereof, and for no other purpose whatsoever. Tenant shall obtain, at its own expense, all necessary governmental licenses and permits, inclusive of any impact or use fees imposed by said governmental bodies, for such use. Tenant shall not conduct any secondhand, auction, distress, fire, bankruptcy or going-out-of-business sales.

         2.4 Common Area. As long as the Lease remains in effect and Tenant is not in default hereunder, Tenant shall have the nonexclusive right, in common with the Landlord, other tenants, subtenants, employees and invitees, to use the common areas of the Property, which include, but are not limited to: walkways, patios, landscaped areas and parks, sidewalks, service corridors, recreational facilities, restrooms, stairways, elevators, plazas, malls, throughways, parking areas and roadways, provided that Landlord shall have the right at any time to exclude therefrom such areas as Landlord may determine so long as access to the Premises is not unreasonably denied.








                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

3.       LEASE TERM:

         3.1      Term. The Term of this Lease shall be as defined in Article
1.4 hereof, commencing on the Lease Commencement Date specified in Article 1.5 hereof, and ending on the Lease Expiration Date specified in Article 1.6 hereof, unless sooner terminated pursuant to any provision of this Lease.

         3.2 Change in Lease Commencement Date. (SEE ADDENDUM TO LEASE) Landlord cannot deliver possession of the Premises to Tenant on said Lease Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this lease or the obligations of the Tenant hereunder. However (SEE ADDENDUM TO LEASE) in such case Tenant shall not be obligated under any provisions of this Lease. In the event that Landlord shall permit Tenant to occupy Premises prior to said Lease Commencement Date, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the Lease Expiration Date.

                  Upon Landlord's request, the parties agree to execute in writing an Addendum to certify the commencement date and expiration date hereof, but this Lease shall not be affected in any manner if either party fails or refuses to execute such Addendum.

5.       RENTS:

         5.1 Payment. All rents shall be payable in advance, without prior demand or any right of offset or deduction, in monthly installments on the first day of each calendar month of the Term hereof. Tenant shall pay all rents to Landlord in lawful money of the United States of America at the address stated in Article 1.9(B) or to such other persons or at such other places as Landlord may designate in writing.

                  If the Lease Commencement Date occurs on a day other than the first day of a calendar month, than all rents except Base Rent shall be prorated for the balance of that month based upon the actual number of days the Lease is in effect during said calendar month. The term "Lease Year," as hereinafter used, refers to each successive twelve-month period beginning with the Lease Commencement Date, as it may be adjusted pursuant to Article 3.2 hereof. Notwithstanding anything to the contrary contained herein, after Lease expiration Landlord (SEE ADDENDUM TO LEASE) shall have the right to reconcile all rents billed, paid and/or owed by Tenant during the Term hereof and thereafter submit a (SEE ADDENDUM TO LEASE). Upon receipt thereof, Tenant (SEE ADDENDUM TO LEASE) shall submit payment in full to Landlord (SEE ADDENDUM TO LEASE) within thirty (30) days.

         5.2 Late Fees. Should Tenant fail to pay when due any installment of rent or any other sum payable to Landlord under the terms of this Lease, Landlord may assess interest at (SEE ADDENDUM TO LEASE) from and after the date on which any such sum shall be due and payable, and such interest, and/or a Late Fee of $50.00, which shall be paid by Tenant to Landlord at the time of payment of the delinquent sum; provided, however, nothing charged hereby shall ever exceed the amount that may properly be charged or recovered under the laws of the state in which the Premises are located.

         5.2 Base Rent. Payment of Base Rent shall begin on the Base Rent Commencement Date specified in Article 1.10. If the Base Rent Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent shall be prorated for the balance of that month based upon the actual number of days from the Base Rent Commencement Date through the last day of said calendar month. The amount of each monthly installment of Base Rent for the Premises for the entire term of this Lease shall be as specified in Article 1.11, subject to adjustment pursuant to the following paragraph.


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         5.5 Additional Taxes. If Landlord is assessed additional taxes or if its present taxes are increased as a result of any value placed on Tenant's leasehold, fixtures or furnishings, or goods and services, then immediately upon demand Tenant shall pay to Landlord the amount of said additional tax, or the amount of the increase.








                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

6.0      SERVICES:

         Landlord shall maintain the public and common areas of the Building, such as lobbies, stairs, elevators, corridors and restrooms in reasonably good order and condition except for damage occasioned by the (SEE ADDENDUM TO LEASE) act of Tenant, which damage shall be repaired by Landlord at Tenant's (SEE ADDENDUM TO LEASE) expense.

         Landlord shall furnish the Premises with (i) electricity sufficient to provide power for typewriters and other office machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard improvements, and any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts










                                                    Tenant's Initials __________

                                                  Landlord's Initials __________
single phase; per hour at rated capacity or require a voltage other than one hundred twenty (120) volts single phase; and provided, however, that if the installation of such electrical equipment requires additional air conditioning capacity above that provided by the building standard improvements, the additional air conditioning installation and operating costs shall be paid by Tenant, (ii) heat and air conditioning to the extent reasonably required for the comfortable occupation of the premises during reasonable and usual business hours, 8:00 a.m. to 5:00 p.m. weekdays and 8:00 a.m. to 1:00 p.m. on Saturdays (exclusive of Sundays and State and National Holidays) such shorter period specified or prescribed by any applicable policies or regulations adopted by any utility or government agency, (iii) elevator service, (iv) lighting replacement (for building standard lights), (v) restroom supplies, (vi) janitorial service on five (5) day/week basis, excluding holidays; provided, however, that if tenant improvements are not consistent in quality and quantity with building standard improvements, Tenant shall pay any cleaning and janitorial costs attributable thereto, (vii) security for the building; provided, however, that Landlord shall not be liable to Tenant for any losses, including personal injury and property damage that may result to tenant from theft, burglary or intentional conduct on the part of any person or entity, or for damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (1) the installation, use or interruption of any services, (2) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or the Building. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

         It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more such services may be suspended or reduced by reason of accident or repairs, alterations or improvements necessary to be made, by strikes or by any cause beyond the reasonable control of Landlord, or by orders or regulations of any federal, state, county or municipal authority. Any such interruption or suspension of services (SEE ADDENDUM TO LEASE) shall never be deemed an eviction or disturbance to Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or relieve Tenant of performance of Tenant's obligation under this Lease. Landlord will use its reasonable efforts in the event of a strike to secure parties not involved in the labor dispute to provide minimum services for cleaning restrooms, waste removal, and janitorial services. (SEE ADDENDUM TO LEASE)

         Whenever heat generating machines or equipment or lighting other than building standard lights are used in the Premises by Tenant which (SEE ADDENDUM TO LEASE) affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost (SEE ADDENDUM TO LEASE) thereof, including the cost of installation and the (SEE ADDENDUM TO LEASE) cost of operating and maintenance thereof, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant installs lighting requiring power in excess of that required for normal desk-top office equipment or normal copying equipment as determined by Landlord, Tenant shall pay to Landlord upon billing for the cost of such excess power as additional rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.




                                                    Tenant's Initials __________

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                                        6

8.0      ACCEPTANCE:

         Tenant acknowledges that it has fully inspected the Premises, and hereby accepts such "As Is." Tenant also acknowledges that the Premises are suitable for the purposes for which the same are leased, in their present condition. Tenant further acknowledges that Landlord has made no warranties or representations as to either the condition or the suitability of the Premises in terms of the Use as specified in Article 1.3. This Lease is, and shall be considered to be, the only agreement between the parties hereto and their representatives and agents. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document. (SEE ADDENDUM TO LEASE)

9.0      ASSIGNMENT OF SUBLETTING:

         Tenant shall not voluntarily or by action of law transfer, assign, sublet, mortgage or otherwise transfer or encumber all or any part of Tenant's








                                                    Tenant's Initials __________

                                                  Landlord's Initials __________
interest in this Lease or in the Premises without Landlord's prior written consent (which consent shall not be unreasonably withheld), nor shall Tenant suffer or permit the Premises or any part thereof to be used or occupied by others without Landlord's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of the Lease. Regardless of Landlord's consent, no subletting or assignment or other transfer shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. (SEE ADDENDUM TO LEASE)

         As a condition of obtaining Landlord's consent, Tenant shall submit to Landlord with its request the effective date of the transfer (it must be at least (SEE ADDENDUM TO LEASE) days after submission date), the name of the proposed assignee or subtenant, the terms and provisions of the proposed transaction, the proposed use, which must be consistent with the provisions of
Article 1.3 hereof, a financial statement, a business history and such other information as is necessary to demonstrate to Landlord that the proposed assignee or subtenant has business experience and (SEE ADDENDUM TO LEASE) financial strength and stability.

         In addition, Tenant shall (SEE ADDENDUM TO LEASE), one hundred percent (100%) of all moneys or other consideration received by Tenant from its transferee. In the event Landlord (SEE ADDENDUM TO LEASE) to a sublease, assignment or transfer, Tenant shall pay Landlord $200.00 for administrative fees incurred in connection with such consent. (SEE ADDENDUM TO LEASE)

10.      CONDUCT OF BUSINESS:

         10.1 Operation. Tenant covenants and agrees that, it will operate and conduct within the Premises the business it is permitted to operate and conduct under the provisions of this lease. Tenant agrees to conduct its business at all times in a first class manner consistent with reputable business standards and practices.

11.      RULES AND REGULATIONS:

         (SEE ADDENDUM TO LEASE) [and] Tenant agree to comply with and observe the following rules and regulations, (SEE ADDENDUM TO LEASE) and Tenant's failure to keep and observe them shall constitute a default of this Lease. Landlord reserves the right from time to time to (SEE ADDENDUM TO LEASE) or (SEE ADDENDUM TO LEASE) rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Premises and the Property. Notice of such amended or additional rules and regulations shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all (SEE ADDENDUM TO LEASE) rules and regulations and amendments and additions thereto.






                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building. (SEE ADDENDUM TO LEASE)

         These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

         11.1 No Tenant shall allow the Premises to be used for lodging, nor shall cooking be done or permitted by any Tenant on the Premises; except, use by the Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or microwave ovens or similar appliances installed for occasional use by Tenant's employees or invitees shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         11.2 Neither Tenant, its agents nor its employees shall solicit business in the parking area or other common areas, nor shall Tenant, its agents or its employees, distribute or display any handbills or other advertising matter in or on automobiles or other vehicles parked in the parking area, or in other common areas. If any such materials are distributed, Tenant shall pay Landlord for the cost of cleanup.

         11.3 No aerial, antenna, satellite dish or similar device shall be erected on the roof or exterior walls of the Building or on the grounds, without the prior written consent of Landlord. (SEE ADDENDUM TO LEASE) Any such device so installed without such consent shall be subject to removal without notice at any time, without liability to the Landlord therefor; costs incurred by Landlord for such removal shall be paid by Tenant.

         11.4 No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord. (SEE ADDENDUM TO LEASE)

         11.5 No Tenant shall use or keep or permit to be used or kept any foul or obnoxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or to other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business herein.

         11.6 The plumbing facilities, including fixtures and appliances, shall not be used for any purpose other than that for which they are constructed. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Tenant whose employees, agents or invitees shall have caused same.

         11.7 Tenant's access to the roof is limited to maintenance of equipment installed with Landlord's approval and inspections for damage to that equipment. Neither Tenant nor its agents or employees shall enter upon the roof at any time without the express prior approval of Landlord. (SEE ADDENDUM TO LEASE)

         11.8 Tenant and its employees shall park their motor vehicles only in those parking areas designated for that purpose by Landlord, and Tenant shall provide Landlord with a list of its employees' motor vehicle license tag numbers. If Tenant and/or its employees are in violation of this rule Landlord shall have the right to tow said vehicle at Tenant's expense. (SEE ADDENDUM TO LEASE)


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         11.9 No Tenant shall use or keep in the Premises or the building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior written approval.

         11.10 Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building. (SEE ADDENDUM TO LEASE)

         11.11 No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord (SEE ADDENDUM TO LEASE) and such items shall be installed as instructed by Landlord.

         11.12 Should a Tenant require telegraphic, telephonic, annunciator or any other communication service, the Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as the Landlord shall direct.

         11.13 The Landlord has the right to evacuate the Building in event of emergency or catastrophe.

         11.14 Tenant agrees not to allow or keep any animals or pets of any kind on the Premises, except those guide dogs which are for the direct purpose of aiding and assisting the (SEE ADDENDUM TO LEASE) impaired.

         11.15 The requirements of the Tenants will be attended to only upon application by telephone or in person at the office of Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         11.16 The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

         11.17 No sign, placard, picture, name, advertisement or notice, visible from the exterior of any Tenant's business shall be inscribed, painted, affixed or otherwise displayed by any Tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

         11.18 Tenant shall not allow a fire or bankruptcy sale or any auction to be held on the Premises or allow the Premises to be used for the storage of merchandise held for sale to the general public.

         11.19 No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. (SEE ADDENDUM TO LEASE) Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted



                                                    Tenant's Initials __________

                                                  Landlord's Initials __________
to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor services will not be furnished on nights when rooms are occupied after 9:30 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

         11.20 Landlord will furnish each Tenant free of charge with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. No Tenant shall have any keys made. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of its Premises without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Each Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to door in the Building which shall have been furnished to Tenant.

         11.21 No Tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

         11.22 Landlord reserves the right to exclude from the Building, between the hours of 6:00 p.m. and 7:00 a.m. and at all hours on Sundays, legal holidays and on Saturdays any person who, in Landlord's (SEE ADDENDUM TO LEASE) opinion, has no legitimate business in the Building, Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

         11.23 The directory of the Building will be provided for the display of the name an location of Tenants (SEE ADDENDUM TO LEASE). Any additional name which Tenant shall desire to place upon said directory must first be approved by Landlord in writing, and, if so approved, a charge will be made therefore.

         11.24 Each Tenant shall see that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. All Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

         11.25 Except with the prior written consent of Landlord, no Tenant will sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's lease.

         11.26 Landlord shall designate how all office equipment, furniture, appliances and other large objects or property ("Equipment") shall be moved in and/or out of the Building. The persons employed to move such Equipment in or out of the Building must be acceptable (SEE ADDENDUM TO LEASE) to Landlord. Landlord shall have the right to prescribe the weight, size and position of all Equipment brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such Equipment from any cause, and all damage done to the Building by moving or maintaining such Equipment shall be repaired at the expense of Tenant.


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         Tenant agrees to coordinate all moving activities of office equipment and furniture in and out of the Building with Landlord or Landlord' agent, and to use the services of an insured (SEE ADDENDUM TO LEASE) professional moving company.

         11.27 Hand trucks shall not be used in any space or public halls of the Building, either by any Tenant or others, except those equipped with rubber tires an side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the Premises.

         11.28 Each Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes, receptacles or common areas if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash ordinance governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate.


12.      DEFAULTS AND REMEDIES:

         12.1 Defaults. The occurrence of any one or more of the following events shall constitute a (SEE ADDENDUM TO LEASE) default and breach of this Lease by Tenant:

                  (A) The failure by Tenant to make any payment of Base Rent, or any other payment required to be made by Tenant hereunder, as and when due (SEE ADDENDUM TO LEASE); or

                  (B) More than two defaults by Tenant within any one Lease Year for the nonpayment of rent hereunder, necessitating that Landlord, because of such defaults, shall have served upon Tenant within said Lease Year more than two written notices; or

                  (C) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of twenty (20) business days after written notice thereof from Landlord to Tenant (SEE ADDENDUM TO LEASE); or

                  (D) The insolvency of the Tenant or the execution by Tenant of an assignment for the benefit of creditors; or

                  (E) The filing by or for reorganization or arrangement under any law relating to bankruptcy or insolvency; or

                  (F) The appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or

         12.2 Remedies. Upon the occurrence of any event of default, Landlord shall have the right at any time thereafter to pursue any one or more of the following remedies with or without notice or demand. Pursuit of any of the following remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rents due to




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                                                  Landlord's Initials __________

Landlord hereunder or of any damages accruing to Landlord by reason of the Tenant's violation of any of the terms, conditions or covenants herein contained.

                  (A) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rents, without being liable for prosecution or any claim or damages therefor. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                  Any rents which may be due Landlord, whether by acceleration or otherwise, as provided herein, shall include Base Rent, and any Additional Rent provided for herein.

                  (B) Demand payment for any rents be made by certified check, cashier's check or money order.

13.      INSURANCE:

         13.1 Tenant's Insurance. Tenant, at its sole expense, shall obtain and keep in force during the Term of this Lease the following policies of insurance, naming Landlord as a (SEE ADDENDUM TO LEASE):

                  (A) Comprehensive general liability insurance and personal injury liability insurance, insuring Tenant against liability for injury to persons or damage to property occurring in or about the Premises or arising out of the ownership, maintenance, use or occupancy thereof. Said insurance shall specify a single occurrence policy limit of at least $1,000,000;

                  (B) All Risk property insurance (SEE ADDENDUM TO LEASE), including coverage against damage caused by fire, windstorm, explosion, aircraft, vehicles, smoke, riot or vandalism on all of Tenant's personal property, trade fixtures, leasehold improvements and furnishings in the minimum amount of 80% of their replacement cost;




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                  (C) Glass Insurance (SEE ADDENDUM TO LEASE) covering 100% of the replacement cost of all glass at the Premises; and

                  (D) Worker's Compensation insurance (SEE ADDENDUM TO LEASE) insuring Tenant from all claims for personal injury, disease and/or death under the worker's compensation law of the state where the Building is located, in the amounts required by law.

         13.2 Landlord's Insurance. Landlord shall obtain and keep in force during the Term of this Lease fire and extended coverage on the Building. Tenant agrees that it will not store, keep, use, or sell in or upon the Premises, gasoline and related products, firearms, explosives or any other article which may be prohibited by the standard form of fire insurance policy, or which will increase Landlord's insurance cost.

         13.3 Insurance Policies. Insurance required to be obtained by Tenant hereunder shall be in companies rated (SEE ADDENDUM TO LEASE) or better in "Best's Insurance Guide," and licensed to do business in the state where the policy is written. Tenant shall furnish Landlord proof of insurance policies within ten (10) days after the execution of this Lease but not later than ten
(10) days prior to possession of Premises. Such policies shall provide that coverage may not be canceled or reduced without at least ten (10) days written notice first being given to Landlord. If Tenant shall fail to procure and maintain the insurance required hereunder, Landlord may but shall not be required to procure and maintain the same, and any amounts paid by Landlord for such insurance shall be Additional Rent, which shall be due and payable by Tenant on the next succeeding date on which a Base Rent installment is due.

         13.4 Waiver of Subrogation. As long as their respective insurers so permit without additional premium, Tenant and Landlord (SEE ADDENDUM TO LEASE) each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other for loss or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured under any insurance policy in force at the time of such loss or damage.

14.      NO PERSONAL LIABILITY OF LANDLORD:

         "Landlord," as used in this Lease insofar as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Premises. In the event of any transfer of title, the Landlord named herein shall automatically be freed and relieved from and after the date of such transfer or conveyance of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that (SEE ADDENDUM TO LEASE) any funds in the hands of such Landlord at the time of such transfer shall be turned over to the grantee. Tenant shall look solely to the estate and property of Landlord in the Property of which the Premises are a part for the satisfaction of Tenant's remedies for collection of a judgement or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord of any of the terms, covenants and conditions of Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord, its partners or agents shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

15.      HOLD HARMLESS:

         Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Landlord which may arise from Tenant's (SEE ADDENDUM TO LEASE) use of the Premises or from the conduct of its business or from any (SEE ADDENDUM TO LEASE) activity, work or things which may be (SEE ADDENDUM TO LEASE) permitted or suffered by Tenant in, on or about the Premises, and shall further indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, damages and costs, including attorneys' fees, incurred by Landlord which may arise from any breach or default in the performance of any obligation on Tenant's part under this Lease or which may arise from any negligence of Tenant or any of its agents, representatives, customers, employees or invitees. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liabilities, damages and costs, including attorneys' fees, which may arise from any injury or loss incurred as a result of Landlord, its agents, representatives or designees entering the Premises under an emergency circumstance, such as fire or similar event (SEE ADDENDUM TO LEASE). Landlord and Tenant to give reciprocal indemnifications regarding Paragraph 15.

16.      ACCESS TO PREMISES:

         Landlord, its agents, representative and designees shall have the right to enter the Premises at any time to examine and inspect the same, or to make such repairs, additions or alterations as Landlord may (SEE ADDENDUM TO LEASE) deem necessary or proper for the safety, improvement or preservation thereof. Landlord shall also have the right to enter the Premises during Tenant's regular business hours, to exhibit same to prospective purchasers, mortgagees, lessees and tenants. During the ninety (90) days prior to the Lease Expiration Date, Landlord may place upon the Premises "For Lease" or other similar signs which Tenant shall permit to remain thereon displayed.


17.      ALTERATIONS:

         17.1 Alterations By Landlord. The Building and common areas are at all times subject to the exclusive control and management of Landlord. Without limiting the generality of the foregoing (SEE ADDENDUM TO LEASE). Landlord has the right in its management and operation of the Building to do and perform such acts in and to the Buildings in the use of good business judgment the Landlord determines to be advisable for the more efficient and proper operation of the Building including:

                  (A) Obstruct or close off all or any part of the Property for the purpose of maintenance, repair or construction;

                  (B) Use any part of the Common Area for merchandising, display decorations, entertainment, and structures designed for retail selling or special features or promotional activities;

                  (C) Change area, level, location, arrangement or use of Property or any part thereof;

                  (D) Construct other buildings, structures or improvements in the Property and make alterations thereof, additions thereto, subtractions therefrom, or rearrangements thereof, build additional stories on any building and construct additional buildings or facilities adjoining or proximate to the Property;

                  (E) Construct multiple deck, elevated or underground parking facilities, and expand, reduce or alter same in any manner whatsoever (SEE ADDENDUM TO LEASE).




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         17.2 Alterations By Tenant. Tenant shall not make any structural or mechanical alterations in any portion of the Premises. Tenant shall not make any interior alterations at a cost in excess of (SEE ADDENDUM TO LEASE), without first obtaining the written consent of Landlord (SEE ADDENDUM TO LEASE). All alterations, additions and improvements provided for herein shall become, upon completion, the property of Landlord subject to the terms of this Lease.

18.      REPAIRS AND MAINTENANCE:

         18.1 Landlord's Obligations. Landlord shall keep in good order, condition and repair the structural portions of the Building and those portions of the Property not occupied or leased by any tenant.

         18.3 Surrender. On the last day of the Term hereof, or on any sooner termination or date on which Tenant ceases to possess the Premises, Tenant shall surrender the Premises, and the keys thereto, to Landlord in good and clean condition, ordinary wear and tear excepted. Prior to such surrender, Tenant shall repair any damage to the Premises occasioned by its removal of trade fixtures, furnishings and equipment, which repair shall include the patching and filling of holes and repair of structural damage.

19.      LIENS:

         Tenant shall suffer no liens of any kind to be placed upon the Premises or the Property. In any lien is placed upon the Premises or the Property as a result of any work done on behalf of Tenant, or as a result of any goods or services sold or rendered to Tenant, then Tenant shall, within ten (10) days of the imposition of the lien, cause said lien to be removed (SEE ADDENDUM TO LEASE) at Tenant's sole expense. At any time Tenant either desires to or is required to make repairs or alterations in accordance with this Lease, Landlord may require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond (or such other applicable bond as (SEE ADDENDUM TO LEASE) determined by Landlord) in an amount equal to one and one-half times the estimated cost of such improvements to insure Landlord against liability including but not limited to liability for mechanics' and materialmen's liens and to insure completion of the work.




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

20.      DAMAGE OR DESTRUCTION:

         If the Premises or the Building shall be damaged or destroyed by fire or other casualty, Landlord shall have the following options:

         20.1     Lease Termination.

                  (A) If the Building or the Premises is damaged or destroyed to the extent of fifty percent (50%) or more of its reasonable market value prior to the time of said damage or destruction, Landlord may (SEE ADDENDUM TO LEASE) terminate this Lease as of the date of the occurrence.

                  (B) (SEE ADDENDUM TO LEASE) If the Building or the Premises is damaged or destroyed to the extent of the less than fifty (50%) of its reasonable market value prior to the time of said damage or destruction but the Building cannot, in the (SEE ADDENDUM TO LEASE) judgment of Landlord, be operated economically as an integral unit, then Landlord may terminate this Lease as of the date of the occurrence.

                  (C) (SEE ADDENDUM TO LEASE) If the Premises are damaged or destroyed within the last thirty-six (36) months of the Term of this Lease or any extension thereof, to the extent that Tenant cannot carry on Tenant's business, then Landlord, at its sole discretion, may terminate this Lease as of the date of the occurrence.

         20.2 Repairs or Restoration. If Landlord elects to repair or restore the Premises to the same condition as existed before such damage or destruction, it shall proceed with reasonable dispatch to perform the necessary work. However, notwithstanding anything in this Lease to the contrary, if the cost of repair or restoration exceeds any insurance proceeds available for such work, Landlord may terminate this Lease unless Tenant shall (SEE ADDENDUM TO LEASE) after notice of the amount of deficiency, pay to Landlord that deficiency. Upon Landlord's election to repair or restore the Premises, the Base Rent shall be abated until such work is completed but Landlord shall not be liable to Tenant for any delay which arises by reason of labor strikes, adjustments of insurance or any other cause beyond Landlord's control, and in no event shall Landlord be liable for any loss of profits or income. If fire or other casualty causing damage to the Premises or other parts of the Building shall have been caused by the (SEE ADDENDUM TO LEASE) negligence or (SEE ADDENDUM TO LEASE) misconduct of the Tenant, its agents, representative, employees, such damage shall be repaired by Landlord at the expense of Tenant despite contrary provisions appearing this Lease and in such event there shall be no abatement of rent.

21.      CONDEMNATION:

         If the Premises shall be taken by right of eminent domain, in whole or in part, for public purposes or should be sold by Landlord under the threat of the exercise of such power, then this Lease, at the option of Landlord (SEE ADDENDUM TO LEASE) shall terminate and the Rent shall be properly apportioned to the date of such taking, and the Landlord shall receive (SEE ADDENDUM TO LEASE) the entire award for the lands and improvements so taken, or the entire amount of any payment made under the threat of the exercise of power of eminent domain, and Tenant shall have (SEE ADDENDUM TO LEASE) claim for the value of any portion of its leasehold estate so terminated (SEE ADDENDUM TO LEASE). If less than a substantial part of the Premises shall be taken, this Lease shall not terminate [and] Landlord shall promptly restore and reconstruct the Premises, provided such restoration and reconstruction shall make the same reasonably suitable for the uses for which the Premises are leased, but in no event shall Landlord be required to expend any amount greater than the amount received by Landlord as compensation for the portion of the




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

Premises taken by the condemnor. (SEE ADDENDUM TO LEASE). Tenant's rental obligations during the unexpired portion of this Lease shall be adjusted proportionately to reflect the gross leasable area remaining in the Premises, as of the date on which the condemning authority takes title or possession.

22.      FORCE MAJEURE:

         In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, inability to procure materials, loss of utility services, restrictive governmental laws or regulations, riots, insurrection, war, acts of God, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of Rent or any other charges under this Lease.

24.      SUCCESSION TO LANDLORD'S INTEREST:

         24.1 Attornment. Tenant shall attorn and be bound to any of Landlord's successors under all the terms, covenants and conditions of this Lease for the balance of the remaining Term.

         24.2 Subordination. This Lease shall be subordinate to (SEE ADDENDUM TO LEASE) of any mortgage or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Property, any portion thereof, or upon any buildings hereafter placed upon the land of which the Premises are a part, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof (SEE ADDENDUM TO LEASE). Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Landlord and any mortgagees or proposed mortgagees, within ten (10) days after written notice to do so.

         24.4 Estoppel Certificate. Within (SEE ADDENDUM TO LEASE) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises and/or the land thereunder by Landlord an estoppel certificate (SEE ADDENDUM TO LEASE) in recordable form to any proposed mortgagee or purchaser, or to Landlord, certifying that this Lease is unmodified and in full force and effect (or if modified that the same is in full force and effect as modified, and stating the modifications), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which Base Rent and Additional Rent have been paid.

25.      SURRENDER OF PREMISES:

         25.1 At the expiration (SEE ADDENDUM TO LEASE) or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted. Tenant shall promptly repair any damage to the Premises caused the removal of any furniture, trade fixtures or other personal property placed in the Premises.




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         25.2 Should Tenant, with Landlord's written consent, hold over at the end of the term hereof, Tenant shall become a Tenant at will and any such holding over shall not constitute an extension of this Lease (SEE ADDENDUM TO LEASE).

26.      PARKING:

         The parking areas, or (SEE ADDENDUM TO LEASE) designated portions thereof, shall be available for the use of tenants of the building and, to the extent designated by Landlord, the employees, agents, customers and invitees of said tenants shall (SEE ADDENDUM TO LEASE) be subject to the Rules, Regulations, Charges, and Rates as set forth by the Landlord from time to time. However, Landlord may restrict to certain portions of the parking areas parking for the tenant and other tenants of the Building and their employees and agents, and may designate other areas to be used at large only by customers and invitees of the Building (SEE ADDENDUM TO LEASE).

         Notwithstanding anything elsewhere herein contained, Landlord reserves the right from time to time to make reasonable changes in, additions to and deletions from the parking areas and the purposes to which the same may be devoted, and the use of parking areas shall at all times be subject to such reasonable rules and regulations as may be promulgated by landlord provided that Landlord shall not reduce Tenant's parking rights as described in subparagraph above (although it may change the locations thereof).

         Covered reserved parking for Tenant and its employees or agents will be provided, subject to availability, at a charge based upon the then fair market value of such parking as determined solely by Landlord.

         Landlord, or its agents (if Landlord has delegated such privileges), shall have the right to cause to be removed any cars of Tenant, its employees or agents that are parked in violation hereof or in violation of (SEE ADDENDUM TO LEASE) Regulations of the Building, without liability of any kind to Landlord, its agents or employees, and Tenant agrees to hold Landlord harmless from and defend it against any and all claims, losses, or damages asserted or arising in respect to or in connection with the removal of any such automobiles as aforesaid. Tenant shall from time to time upon request of Landlord supply Landlord with a list of license plate numbers of all automobiles operated by its employees and agents who are to have parking privileges hereunder. Tenant may, as a part of the regulations promulgated by Landlord, if for use of the Parking Areas, require that Tenant cause an identification sticker issued by Landlord to be affixed to all automobiles of Tenant and its employees or agents who are authorized to park in the Parking Areas.

27.      MISCELLANEOUS:

         27.1 Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

         27.2 Successors and Assigns. Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

         27.3 Waiver. The waiver by (SEE ADDENDUM TO LEASE) of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by (SEE ADDENDUM TO LEASE), unless such waiver be in writing by (SEE ADDENDUM TO LEASE).

         27.4 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         27.5 Attorneys' Fees. In the event any action is commenced for any breach of any covenant, condition or agreement herein contained, the prevailing party in such action shall be entitled to receive all costs incurred in such action, including without limitation, all reasonable attorneys' fees.

         27.6 Time Is Of the Essence. Time is of the essence of this Agreement.

         27.7 Broker's Commission. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease except as designated in Article 1.13, and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof (SEE ADDENDUM TO LEASE).

         27.8 No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

         27.9 Entire Agreement. This Lease and the Exhibits and Addends, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         27.10 Applicable Law. The validity, performance and enforcement of this Lease shall be governed by the laws of the state in which the Building is located.

         27.11 Notices. Whenever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice,




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________
demand or declaration to the other party, it shall be in writing and sent by certified mail, return receipt requested, postage prepaid, to the address set forth in Articles 1.8(A) and 1.9(A) hereof, or to such other address as may be given by a party to the other by proper notice hereunder. The date on which the certified mail is deposited with the United States Postal Service shall be the date on which any proper notice hereunder shall be deemed given.

         27.12 Quiet Enjoyment. Landlord warrants that it has full right and power to execute and perform this Lease and that Tenant, on payment of the sums due hereunder and performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, shall peacefully and quietly have, hold and enjoy the Premises during the Term of this Lease and any extension or renewal hereof.

         27.13 Compliance with Law. Tenant shall comply with all present and future laws, ordinances and regulations applicable to the use of Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisance in, upon or connected with the Premises, all at Tenant's sole expense (SEE ADDENDUM TO LEASE).

         27.14 Superior Law. If any provision of this Lease is ever in conflict with any applicable law or regulation, either now in effect or hereafter adopted, said law or regulation shall control.

         27.15 Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease.

         27.16 Exhibit. The Exhibits listed in Article 1.14 are attached hereto and by this Article made a part hereof.

         27.17 Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant. If Tenant is a corporation, Tenant shall furnish Landlord with such evidence as Landlord reasonably requires to evidence the binding effect on Tenant of the execution and delivery of this Lease.

         IN WITNESS WHEREOF, the parties have subscribed their respective signatures in execution hereof, on the day and year written.



TENANT:  Union Oil Company of             LANDLORD: REI Fund XV
         California D/B/A Unocal                    ----------------------------
         -----------------------

By                                        By [Illegible]
   -----------------------------------       -----------------------------------

Name J.L. Prince                          Name [Illegible]
     ---------------------------------         ---------------------------------

Title Vice President                      Title [Illegible]
      --------------------------------          --------------------------------

Date June 28, 1991                        Date 7/12/91
     ---------------------------------         ---------------------------------
                                          by Hallwood Management Co. as agent

Signed in the presence of:

Witness    /s/Paul Granch                 Witness    /s/Robin Nilsson
        ------------------------------            ------------------------------

Name Paul Granch                          Name Robin Nilsson
     ---------------------------------         ---------------------------------

Title Real Estate Contract Specialist     Title Administrative Assistant
      --------------------------------          --------------------------------


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                                 LEASE AGREEMENT
                                    EXHIBIT A
                                   FLOOR PLAN
                                (Attached hereto)




















Tenant:  __________________________

DBA:_______________________________          The Premises and the Building a
                                             shown above are approximations.

Premises: approximately 14,049 square feet (rentable)




                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                                 LEASE AGREEMENT
                                    EXHIBIT B
                                LEGAL DESCRIPTION

ALL THAT TRACT or parcel of land lying and being in Land Lot 156 of the 18th District of Dekalb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the corner common to Land Lots 156, 157, 197 and 198; run thence south 70 degrees 41 minutes 46 seconds west 818.01 feet to a point; said point being the POINT OF BEGINNING; run thence south 27 degrees 15 minutes 51 seconds east 822.37 feet to a point on the northwestern right of way of Interstate 85 Access Road; run thence along the northwestern right of Interstate 85 Access Road south 61 degrees 15 minutes 28 seconds west
274.3 feet to a point; leaving the northwestern right of way, run north 55 degrees 57 minutes 00 seconds west 384.31 feet to a point; run thence south 34 degrees 03 minutes 00 seconds east 299.83 feet to a point; run thence south 05 degrees 11 minutes 00 seconds east 221.00 feet to a point on the northwestern right of way Interstate 85 Access Road; run thence along the northwestern right of way Interstate 85 Access Road the following courses and distances, south 62 degrees 10 minutes 29 seconds west 113.18 feet; south 83 degrees 26 minutes 13 seconds west 68.80 feet; south 65 degrees 17 minutes 47 seconds west 218.50 feet to a point; leaving the northeastern right of way of Interstate 85 Access Road, run thence north 77 degrees 54 minutes 53 seconds west 25.65 feet to a point; run thence along the northwestern right of way of Corporate Boulevard north 27 degrees 06 minutes 30 seconds west 247.78 feet to a point; run thence along the northwestern right of way of Corporate Boulevard an arc distance of 358.05 feet to a point (said arc being subtended by a chord bearing north 40 degrees 42 minutes 09 seconds west and having a length of 365.60 feet); run thence north 35 degrees 22 minutes 30 seconds east 71.0 feet to a point, run thence north 82 degrees 37 minutes 30 seconds east 159.0 feet to a point, run thence south 27 degrees 22 minutes 30 seconds east 63.0 feet to a point, run thence north 62 degrees 37 minutes 30 seconds east 72.0 feet to a point, run thence south 27 degrees 22 minutes 30 seconds east 65 feet to a point, run thence north 62 degrees 37 minutes 30 seconds east 75.0 feet to a point, run thence north 27 degrees 22 minutes 30 seconds west 351.00 feet to a point; run thence along an arc to the right 7.85 feet (said arc being subtended by a chord bearing north 17 degrees 37 minutes 30 seconds east and having a chord distance of 7.07 feet) to a point; run thence north 62 degrees 37 minutes 30 seconds east 16.0 feet to a point; run thence along an arc to the right 7.85 feet (said arc being subtended by a chord bearing south 72 degrees 22 minutes 30 seconds east and having a distance of 7.07 feet) to a point; run thence south 27 degrees 22 minutes 30 seconds east 14.0 feet to a point; run thence north 62 degrees 37 minutes 30 seconds east 36.0 feet to a point; run thence north 27 degrees 22 minutes 30 seconds west 209.0 feet to a point; run thence north 33 degrees 37 minutes 30 seconds east 5.0 feet to a point; run thence north 56 degrees 22 minutes 30 seconds west 45.63 feet to a point; run thence south 33 degrees 45 minutes 44 seconds west 808.25 feet to a point on the northeastern right of way of Corporate Boulevard; run thence along the northeastern right of way of Corporate Boulevard north 56 degrees 06 minutes 30 seconds west a distance of 108 feet more or less to the centerline of Peachtree Creek; run thence northeast along the centerline of Peachtree Creek 889 feet more or less to the intersection with the northern land lot line of Land Lot 156; run thence easterly along the northern land lot line of Land Lot 156 south 89 degrees 32 minutes 09 seconds east 280 feet more or less to a point on the northern land lot line; run thence north 89 degrees 38 minutes 48 seconds east 64.01 feet to a point; run thence south 27 degrees 22 minutes 30 seconds east 136.0 feet to a point; run thence north 62 degrees 37 minutes 30 seconds east 77.00 feet to a point; run thence south 27 degrees 19 minutes 09 seconds east 310.41 feet to a point; run thence north 82 degrees 39 minutes __ seconds east 323.07 feet to the POINT OF BEGINNING, all according to a survey for Equitec Real Estate Investors, Fund XV and Ticor Title Insurance Company by Watts & Browning, Engineers, dated July 1, 1985, last revised July 19th, 1985.


                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                                 LEASE AGREEMENT
                                    EXHIBIT C
                       TENANT SUITE IMPROVEMENT WORKLETTER












                                                    Tenant's Initials __________

                                                  Landlord's Initials __________

                         UNION OIL COMPANY OF CALIFORNIA
                                 LEASE AGREEMENT
                                    EXHIBIT E
                                 RIDER TO LEASE


I.       FIRST RIGHT OF REFUSAL

         Landlord hereby extends to Tenant a right of first refusal for all rental space immediately adjacent to the premises leased to Tenant under the Lease Agreement. The rental rate applicable to any such additional space shall be the same per square foot rental rate then applicable under the Lease Agreement. Upon Landlord's receipt of a bona fide offer to Lease with regard to such adjacent leasehold space, Landlord shall extend to Tenant, by written notice, a right of first refusal. Such notice shall constitute an offer to lease such space to Tenant which shall remain open for a period of at least five (5) business days. Tenant may exercise its right of first refusal by written notice delivered to Landlord within that time. If such right of first refusal is exercised, Tenant shall be granted $5.00 per rentable square foot to improve the space. The improvement allowance shall be prorated accordingly depending on the time during the three year lease term in which this right is exercised, using a monthly proration figure of $.1389 per month. Any improvement dollars expended for such a first right of refusal shall also correlate back and be considered a part of the cancellation option penalty.

II.      IMPROVEMENT ALLOWANCE

         Tenant shall be granted $5.00 per rentable square foot allowance which Tenant has elected to take as an improvement allowance credit against the monthly rental over the entire term of the lease. The improvement allowance credit shall break down as follows:

         From 07/91 - 06/92 = Monthly Improvement Credit $1,951.25 From 07/92 - 06/93 = Monthly Improvement Credit $1,951.25 From 07/93 - 06/94 = Monthly Improvement Credit $1,951.25

         Said improvement allowance shall offset gross rentals on a monthly basis with the credit taken as noted above, as negotiated between the parties to lease.

III.     RENEWAL OPTION

         Landlord hereby grants Tenant the right to renew and extend the term of this lease for one (1) additional period of four (4) years upon the following terms and conditions: A. Tenant shall give Landlord written notice of its intent to exercise of such renewal option at least 90 days prior to the expiration of the then current term of this lease. B. Such option will be exercised only if, at the time of the exercise of such option, and at the date of commencement of the renewal term, this lease is in full force and effect, and no event of default shall exist pursuant to Section 12 of the Lease. C. Such a renewal option is subject to market economics and at terms and conditions subject to negotiations at the time of such exercise. Market comparable

EXHIBIT E
RIDER TO LEASE
PAGE 2 OF 4



properties shall include Koger Center, Century Center and Executive Park. D. Improvement allowance subject to such renewal shall be defined as not to exceed $7.00 per rentable square foot.

IV.      CANCELLATION OPTION

         Landlord hereby grants Tenant the right to cancel this Lease at any full year interval anniversary date providing Landlord ninety (90) days prior written notice of its desire to cancel. Full year interval anniversary date shall be defined as July 1, 1992 or July 1, 1993.

V.       BUILDING SYSTEMS

         Landlord agrees to maintain building temperatures at a reasonable range. Landlord agrees to survey the heating/air conditioning system for the purpose of estimating cost of work necessary to rebalance the system. Landlord shall absorb any costs associated with the survey work only. Rebalancing the system, if necessary, will be at Tenant's option and sole expense.

VI.      SUBLEASE AND ASSIGNMENT RIGHT

         Tenant shall have the continuing right to assign the lease or sublet all or any portion of the premises at any time during the primary lease term, with Landlord's consent which shall not be unreasonably withheld or delayed and to retain 100% of any rentals resulting from the sublease(s) or assignments. Subleases or assignments to any subsidiaries or affiliates of Tenant shall not require Landlord's consent.

VII.     SURRENDER OF PREMISES/HOLDING OVER

         Tenant shall have the right to hold over beyond the expiration of the lease for a period of up to six (6) months at the same terms and conditions as the primary lease including base rental rate but excluding any improvement allowance credit. Tenant may vacate the premises by giving Landlord thirty (30) days prior written notice during the holdover term. Occupancy after the initial six (6) month holdover period shall be considered a month-to-month tenancy and rental paid by Tenant shall be at a rate equal to 110% of the then current base rental rate at the end of the holdover period. Base rental rate is defined in Lease Provision 1.11.

VIII.    INTENTIONALLY DELETED

EXHIBIT E
RIDER TO LEASE
PAGE 3 OF 4




IX.      NON-DISTURBANCE AGREEMENT

         Landlord shall make every best effort to secure for Tenant a non-disturbance agreement. No guarantees can be made as to a timeframe for receipt, however Landlord will make every best effort to secure such an agreement in a timely fashion after execution of this lease agreement. If not received within ninety (90) days after full execution of the Lease agreement by both parties, Tenant has the right for a period of seven (7) days, to cancel upon thirty (30) days written notice to Landlord at no cost to Tenant.

X.       FIXTURES

         All affixed appurtenances including, but not limited to fixtures, wall mounted cabinets, computer, and/or electronic equipment which are owned or installed by Tenant, may be removed by Tenant upon vacating the premises provided that any damage caused to premises by said removal be repaired to its original condition with reasonable wear and tear excepted.

XI.      PARKING

         Tenant shall be granted the use of four (4) parking spaces per 1,000 rentable square feet as required by Dekalb County Code. Such use of the parking spaces defined herein shall be at no cost to the Tenant, and shall not be specifically designated or marked for Tenant's sole use.

XII.     ACCESS INTO PREMISES

         Tenant shall have 24 hour per day/7 days per week access into the premises.

XIII.    REQUEST FOR ADDITIONAL SERVICES

         Tenant shall have the ability to request additional heating/air conditioning service hours at an hourly charge of $35.00 per hour. Landlord shall have the option to adjust the hourly charge to accommodate for rate fluctuations incurred from the local utility company. Tenant shall be notified in writing from Landlord of rate changes regarding additional services.

XIV.     HAZARDOUS OR REGULATED MATERIALS

         Landlord shall indemnify Tenant for any and all claims, liabilities, damages, and costs, including attorneys' fees incurred by Tenant as a result of all hazardous or

EXHIBIT E
RIDER TO LEASE
PAGE 4 OF 4




regulated materials contained on or within the Property and/or materials brought in or onto the Property by individuals other than Tenant's employees and/or visitors.

XV.      HOLD HARMLESS:

         Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Tenant which may arise from Landlord's negligent use of the Property or from the conduct of its business or from any negligent activity, work or things which be negligently permitted or suffered by Landlord in, on or about the Property, and shall further indemnify, defend and hold Tenant harmless from and against any and all claims, liabilities, damages and costs, including attorneys fees, incurred by Tenant which may arise from any breach or default in the performance of any obligation on Landlord's part under this Lease or which may arise from any negligence of Landlord or any of its agents, representatives, customers, employees or invitees. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all liabilities, damages and costs, including attorneys fees, which may arise from any injury or loss incurred as a result of Landlord, its agents, representatives or designees entering the Premises under an emergency circumstance, such as fire or similar event which Landlord has negligently caused.

XVI.     GENERAL REASONABILITY PROVISION

         Whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord or Tenant shall act reasonably and in good faith and take no action which result in the frustration of the reasonable expectations of a sophisticated prudent Landlord and sophisticated prudent Tenant concerning the benefits to be enjoyed under this Lease.

XVII.    COMPLIANCE WITH LAW

         Landlord shall comply with all present and future laws, ordinances and regulations applicable to the use of Property, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisance in, upon or connected with the Property, all at Landlord's sole expense.

XVIII.  POTENTIAL CONFLICTS

         In the event of a conflict between the provisions of the Lease, the Addendum to Lease and the Rider to Lease, the Addendum and Rider shall govern the Agreement.

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 1 of 10


Section 2.1

         Paragraph 2 - Delete paragraph.

Section 2.2 - Delete section.

Section 2.3

         Paragraph 2 - Delete paragraph.

Section 3.2

         Line 1 - Replace: If for any reason With: Subject to the immediately succeeding sentence,

         Line 6 - Delete: until possession of the Premises is tendered to Tenant, which date shall be the new Lease Commencement Date, and the Lease Expiration Date shall remain unchanged. Add: if Landlord fails to deliver possession of the premises to Tenant prior to July 1, 1991 in accordance with the terms hereof.

Section 4. - Delete section.

Section 5.1

         Paragraph 2, Line 8 - Directly after "Landlord", Add:  and Tenant

         Paragraph 2, Line 10 - Replace: billing to Tenant With: reconciliation statement

         Paragraph 2, Line 10 - Directly after "Tenant", Add: or Landlord, as applicable

         Paragraph 2, Line 11 - Replace:  Landlord  With: the other Section 5.2

         Line 3 - Replace: the highest legal rate  With: ten percent (10%)

Section 5.3

         Paragraph 2 - Delete paragraph

Section 5.4 - Delete section.

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 2 of 10

Section 6.0

         Paragraph 1, Line 3 - Directly after "by the"  Add:  negligent

         Paragraph 1, Line 4 - Directly after "Tenant's"  Add:  reasonable

         Paragraph 3, Line 8 - Directly after "services" Add: beyond Landlord's reasonable control

         Paragraph 3, End of Paragraph - Add: Notwithstanding anything to the contrary contained in this Section 6.0 or this Lease, in the event that Landlord provided services are interrupted or suspended in such a manner to adversely affect Tenant's use of the Premises for a period in excess of five (5) business days, Tenant may undertake to cause to have such services reinstated and shall have the right to off-set such costs incurred against any amounts owing Landlord under this Lease, not to exceed a maximum dollars of $2,500.00.

         Paragraph 4 - Delete paragraph.

         Paragraph 5, Line 2 - Directly after "which"  Add:  materially

         Paragraph 5, Line 5 - In between "and the" and "cost" in both places that line Add: reasonable

Section 7.0 - Delete section.

Section 8.0

         End of Paragraph - Add: See Rider to Lease, Paragraph V. entitled Building Systems, which further defines Landlord's obligations.

Section 9.0

         Paragraph 1, End of Paragraph - Add: Landlord will allow Tenant the unilateral right to assign or sublet to any entity which is controlled by or is under common control with Tenant ("Affiliate") without consent of the Landlord. Additionally, upon time of Assignment to an Affiliate or a third party having equal creditworthiness, Tenant is to be released from lease obligations upon assumption by Assignee.

         Paragraph 2 - Delete paragraph.

         Paragraph 3, Line 3 - Replace: sixty  With: thirty (30)

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 3 of 10


         Paragraph 3, Line 8 - Directly after "experience and"  Add: viable

         Paragraph 3, Line 8 & 9 - Delete: equal to or greater than that of
Tenant

         Paragraph 4, Line 1 & 2 - Delete: execute an agreement with Landlord agreeing to pay to Landlord, as Additional Rent, Add: be entitled to retain

         Paragraph 4, Line 3 - 5 - Delete: in excess of the amounts owed by Tenant to Landlord under this Lease, which Additional Rent shall be paid to Landlord as and when received by Tenant.

         Paragraph 4, Line 6 - Replace: shall consent With: that Landlord's consent is necessary hereunder and Landlord consents

         Paragraph 4, End of Paragraph - Add: Notwithstanding the foregoing should Tenant be released from all of its obligations hereunder upon such assignment or transfer with Landlord's written consent, Landlord shall retain 100% of all monies or other consideration to be paid by said Transferee or Assignee.

Section 10.1

         Paragraph 1, Line 1 & 2 - Delete: , continuously and uninterruptedly from and after the initial opening for business,

         Paragraph 1, Line 4 & 5 - Delete: , except while the Premises are untenantable by reason of fire or other casualty

Section 11

         Paragraph 1, Line 1 - Prior to "Tenant agree"  Add:  Landlord and

         Paragraph 1, Line 2 - Directly after "regulations, and" Add: Landlord's or

         Paragraph 1, Line 3 - Delete: amend Add: make such reasonable amendments

         Paragraph 1, Line 4 - Delete:  supplement said  Add:  supplemental

         Paragraph 1, Line 7 - Directly after "observe all"  Add:  reasonable

         Paragraph 2, End of Paragraph - Add: All such waivers must be consistently applied.

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 4 of 10


Section 11.3

         Line 3 - Directly after "consent of Landlord" Add: which consent shall not be unreasonably withheld or delayed

Section 11.4

         Line 3, End of Paragraph - Add: which consent shall not be unreasonably withheld or delayed

Section 11.6

         Line 2 & 3 - Delete: , and no foreign substance of any kind shall be deposited therein

         Line 6 - 8 - Delete: Tenant shall be responsible for all sanitary sewer lines up to the limit of Tenant's private sewer line, whether or not such lines are located within the premises.

Section 11.7

         End of Paragraph - Add: which shall not be unreasonably withheld or delayed

Section 11.8

         End of Paragraph - Add: Parking areas designated for Tenant parking shall be defined as the north, east, south or west parking lots immediately surrounding Building 13.

Section 11.10

         End of Paragraph - Add: Any such name change is limited as to not be named by or after any direct competition relating to Tenant's business.

Section 11.11

         Line 4 - Directly after "consent of Landlord" Add: which shall not be unreasonably withheld or delayed

Section 11.14

         Line 3 - Replace: visually  With:  physically

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 5 of 10


Section 11.19

         Line 3 - Directly after "Landlord in writing" Add: which shall not be unreasonably withheld or delayed

Section 11.22

         Line 3 - Replace: sole  With: reasonable

Section 11.23

         Line 2 - Directly after "location of Tenants" Add: and Tenant's employees located in the Premises

Section 11.26

         Paragraph 1, Line 4 - Directly after "Building must be" Add: reasonably

         Paragraphs 2, Line 3 - Directly after "services of an insured" Add: /or bonded

         Paragraph 2, Line 3 - 6 - Delete language as noted in body of Lease.

Section 12.1

         Line 2 - Directly after "constitute"  Add:  an event of

         Subsection A, Line 2 - Delete:  Additional Rent

         Subsection A, Line 3 - Directly after "when due" Add: Notice Cure period after notice shall be defined as twenty (20) business days for "non-rental" default and five (5) business day cure period for "rental" default.

         Subsection B, Line 4 - Delete: . This default shall be deemed a non-curable default

         Subsection C, Line 3 - Delete:  other than Paragraph (A) above,

         Subsection C, Line 5 - Directly after "Tenant" Add: Provided, however if incapable of being cured within twenty (20) business days, Tenant shall not be in default if commences to cure and diligently proceeds to cure

         Subsection G - Delete section.

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 6 of 10


Section 12.2

         Subsection A - Delete language as noted in body of Lease.

         Subsection B - Delete section.

         Subsection C - Delete section.

         Subsection D - Delete section.

Section 13.1

         Line 3 - Directly after "insurance"  Add:  or self-insurance

         Line 3 - Replace: co-insured  With:  an additional insured

         Subsection B, Line 1 - Directly after "insurance" Add: or self-insurance

         Subsection C, Line 1 - Directly after "Glass Insurance" Add: or self-insurance

         Subsection D, Line 1 - Directly after "Compensation insurance" Add: or self-insurance

Section 13.3

         Line 2 - Delete: A+, AAA   Add:  A

Section 13.4

         Line 2 - Directly after "and Landlord" Add: hereby release one another from any and all claims covered by their respective insurers and

Section 14

         Line 8 - Directly after "provided that" Add: the Successor assumes Landlord's obligations and

Section 15

         Line 3 - Directly after "from Tenant's"  Add:  negligent

         Line 4 - Directly after "or from any"  Add:  negligent

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 7 of 10


         Line 4 - Directly after "which may be"  Add:  negligently

         Line 15 - Directly after "similar event" Add: which Tenant has negligently caused

         End of Paragraph - Add: Landlord and Tenant to give reciprocal indemnifications. See Rider to Lease, Paragraph XV.

Section 16

         Line 1 - Directly after "have the right" Add: upon giving Tenant two
(2) day notice

         Line 3 - Directly after "Landlord may"  Add:  reasonably

Section 17.1

         Line 3 - Directly after "of the foregoing," Add: and so long as Tenant's access to the Premises and the operation of its business is not limited,

         Subsection E, Line 2 - Replace: ; and With: .

Section 17.2

         Line 3 - Directly after "any"  Add: individual

         Line 3 - Replace: $2,500  With:  $10,000

         Line 4 - Directly after "Landlord" Add: which shall not be unreasonably withheld or delayed.

         Line 6 - 9 - Delete language as noted in body of Lease.

Section 18.1

         Line 3 - 7 - Delete language as noted in body of Lease.

Section 18.2 - Delete section.

Section 19

         Line 5 - Directly after "to be removed" Add: or shall cause to be procured a Statutory Release Bond

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 8 of 10


         Line 9 - directly after "applicable bond as"  Add:  reasonably

Section 20.1

         Subsection A, Line 3 - Directly after "Landlord"  Add:  or Tenant

         Subsection B, Line 1 - Prior to "If the Building" Add: Subject to Subsection C below,

         Subsection B, Line 4 - Delete:  sole  Add: reasonable

         Subsection C - Redefine subsection letter as Subsection (D)

         Subsection C - Replace previous Subsection (C) with the following: If the Premises are damaged or incur destruction less than 50% of the total Tenant area and the Landlord does not or cannot complete necessary repairs within sixty
(60) days of occurrence, Tenant may terminate the Lease with thirty (30) days written notice to Landlord.

         Section 20.2

         Line 6 - Directly after "Tenant shall"  Add: without any duty to do so

         Line 14 - Prior to "negligence or"  Add: gross

         Line 14 - Directly after "negligence or"  Add:  willful

         Line 15 & 16 - Delete: or of any other person entering the premises under express or implied invitation of Tenant,

Section 21

         Line 3 - Directly after "option of Landlord"  Add: or Tenant

         Line 5 - Delete: the entire  Add: its proportionate share of the

         Line 7 - Delete: no  Add: a

         Line 8 - 9 - Delete: except any claim to which Tenant is solely entitled not affecting Landlord's claim. Add: and consequent moving expenses

         Line 10 - Delete: less than a substantial part of the Premises shall be taken, this

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 9 of 10


         Line 11 - Delete:  but  Delete:  at its sole expense,

         End of Paragraph - Add: Provided, however, that in no event shall repairs or restoration take longer than (60) days completion date

Section 23 - Delete section.

Section 24.2

         Line 1 - Delete:  the lien  Add:  any existing liens

         Line 7 - Directly after "thereof." Add: Such subordination shall be self-operative only upon the receipt of a non-disturbance agreement by Tenant in form reasonably acceptable to Tenant.

         Line 7 - 8 - Delete language as noted in body of Lease.

         Line 12 - 14 - Delete language as noted in body of Lease.

         End of Paragraph - Add: See Rider to Lease Paragraph IX attached and made a part hereto.

Section 24.3 - Delete section.

Section 24.4

         Line 1 - Delete:  ten (10)  Add:  thirty (30)

         Line 4 - Delete: shall be required from Tenant, Tenant agrees to deliver Add: which Tenant reasonably approves shall be delivered by Tenant

         Line 4 - 5 - Delete:  a certificate

Section 25.1

         Line 1 - Directly after "At the expiration" Add: as defined in the attached Rider to Lease, Paragraph VII

Section 25.2

         Line 3 - 10 - Delete language as noted in body of Lease.

Union Oil Company of California
Lease Dated March 14, 1991
Addendum to Lease
Page 10 of 10


         Line 3 - Directly after "of this Lease" Add: with exception as defined in the Rider to Lease, Paragraph VII

Section 26

         Paragraph 1, Line 1 - Directly after "The parking areas, or" Add: reasonably

         Paragraph 1, Line 3 - Directly after "said tenants shall" Add: upon Tenant receiving notice thereof and providing approval thereof

         Paragraph 1, Line 8 - Directly after "of the Building" Add: not to exceed four (4) spaces per 1,000 square feet of office space

         Paragraph 4, Line 3 - Directly after "in violation of" Add: above-referenced

Section 27.3

         Line 1 - Delete:  Landlord  Add:  either party

         Line 10 - Delete:  Landlord  Add:  either party

         Line 11 - Delete:  Landlord  Add:  such party

Section 27.7

         End of Paragraph - Add: Landlord warrants that it has had no dealings with any broker or agent in connection with this Lease except as designated in
Article 1.13, and covenants to pay, hold harmless and indemnify Tenant from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

Section 27.13

         End of Paragraph - Add: Landlord shall provide Tenant with reciprocal compliance. See Rider to Lease, Paragraph XVII.

                                 FIRST AMENDMENT
                                    TO LEASE

STATE OF GEORGIA
COUNTY OF DEKALB

                  Amendment, made this 6th day of June, 1994, by and between HALLWOOD REAL ESTATE INVESTORS FUND XV, a Delaware General Partnership, having an office at 3 Corporate Square, Suite 315, Atlanta, Georgia, party of the first part, hereinafter referred to as "Landlord", and UNION OIL OF CALIFORNIA aka UNOCAL, having an office at 13 Corporate Square, Suite 200, Atlanta, Georgia, party of the second part, hereinafter referred to as "Tenant".

                                   WITNESSETH

                  WHEREAS, Equitee Real Estate Investors Fund XV and Tenant, as of March 14, 1991, entered into a Lease covering Suite 200 on the second floor of the building known as 13 Corporate Square, and at the rental and upon the terms and conditions therein more particularly set forth, and Equitee REI Fund XV subsequently assigned its interest therein to Landlord, and

                  WHEREAS, Landlord and Tenant are desirous of further amending said Lease in the manner set forth below:

                                    PREMISES

                  Effective July 1, 1994, the square footage under lease to Tenant shall decrease from approximately 14,049 rentable square feet to approximately 5,610 rentable square feet.

                                      TERM

                  The termination date of the Lease shall be and is hereby extended from the 30th day of June, 1994 to the 30th day of June, 1999, the "Extension Period".

                                      RATE

                  The total base monthly rental amounts during the above stated Extension Period shall be billed and are payable as follows:


              TERM                               RENTAL RATE
              ----                               -----------
         7-1-94 to 6-30-95                       $4,815.25 per month
         7-1-95 to 6-30-96                       $5,058.35 per month
         7-1-96 to 6-30-97                       $5,310.80 per month
         7-1-97 to 6-30-98                       %5,572.60 per month
         7-1-98 to 6-30-99                       $5,853.10 per month


                             LEASEHOLD IMPROVEMENTS

                  Landlord shall grant Tenant a build-out allowance in the amount of $540,672.50 ($7.25 per square foot, based on 5,610 square feet) for the purpose of down-sizing the premises described above, in accordance with current building and fire codes, the floor plan attached hereto as Exhibit 1-A (which shall suffice as representative of the tenant improvements mutually agreed upon by the parties hereto, until such time as sealed construction drawings can be created and presented to Tenant for Tenant's acceptance and signed approval prior to commencement of construction), the Work Letter attached hereto as Exhibit 1-B, and the General Contractor's line-item bid attached hereto as Exhibit 1-C, all of which are made a part hereof by this reference. Tenant shall have the sole responsibility for payment of any tenant improvement costs required hereunder which exceed Landlord's build-out allowance, and Tenant shall promptly pay to Landlord any overage due, upon receipt of invoice from Landlord. (Example: As of the date of this First Amendment, the total construction cost is estimated at $61,167.57, and given that level of cost, Tenant's portion payable to Landlord would be $20,495.07). Notwithstanding anything contained herein to the contrary, Tenant's portion of such construction costs shall not exceed $20,495.07 without Tenant's written consent except in the event of a change order approved in advance by Tenant, or required changes imposed by the fire marshall or building inspector as a result of Tenant's floor plan attached hereto.

                                 RIDER TO LEASE

                  The following list of paragraphs, as more particularly set forth in Lease Exhibit E, "Rider to Lease", shall be considered expired and therefore null and void in their entirety as of the effective date of the Extension Period, that is July 1, 1994:

                  Paragraph I. First Right of Refusal;
                  Paragraph II. Improvement Allowance;
                  Paragraph III. Renewal Option;
                  Paragraph IV. Cancellation Option.

                                     BROKER

                  Tenant represents that Tenant has dealt with no broker or agent in connection with this First Amendment to Lease, and that no other party(ies) is (are) entitled to any commission in connection herewith other than Hallwood Management Company, managing agent for Landlord, and the Miller-Richmond Company, agent for Tenant. Landlord shall pay a commission to the managing agent named herein, according to their agreement, and Tenant shall owe no commission whatsoever to managing agent named herein; however, Tenant shall indemnify and hold Landlord harmless from any and all claims for services rendered to Tenant by any other agent(s) with whom Tenant has dealt in connection herewith, whether named or not named herein. Hallwood Management Company has not acted as agent for the Tenant in this transaction, and shall have no obligation whatsoever for payment of any fees or commissions to the Miller-Richmond Company, agent for Tenant, which may be due for services rendered to Tenant by Tenant's agent. Landlord represents that Landlord has dealt with no broker or agent in connection with this First Amendment to Lease, and that no other party(ies) is (are) entitled to any commission in connection herewith other than Hallwood Management Company, managing agent for Landlord, and Miller-Richmond Company, agent for Tenant. Landlord shall indemnify and hold Tenant harmless for any and all claims for services rendered to Landlord by any other agent(s) with whom Landlord has dealt in connection herewith, whether named or not named herein.

                  THIS FIRST AMENDMENT to Lease shall be in full force as of the date above first written, and shall take effect as of July 1, 1994 and shall continue in effect for the duration of said Lease, as amended, that is through June 30, 1999. The Lease, as amended, is hereby ratified and confirmed, and all conditions contained therein remain in full force and effect.

                  IN WITNESS WHEREOF, each party has caused this Amendment to Lease to be executed by its duly authorized officer(s).


LANDLORD:         HALLWOOD REAL ESTATE INVESTORS FUND XV, a Delaware General
                  Partnership

BY: Hallwood Management Company, as Agent for Hallwood Real Estate Investors Fund XV

NAME:             _____________________________________________________________

TITLE:            _____________________________________________________________

DATE:             _____________________________________________________________



TENANT:           UNION OIL COMPANY OF CALIFORNIA

BY:               _____________________________________________________________

NAME:             _____________________________________________________________

TITLE:            _____________________________________________________________

DATE:             _____________________________________________________________

                                SECOND AMENDMENT
                                    TO LEASE

STATE OF GEORGIA
COUNTY OF DEKALB

                  Amendment, made this 18th day of August, 1994, by and between HALLWOOD REAL ESTATE INVESTORS FUND XV, a Delaware General Partnership, having an office at 3 Corporate Square, Suite 315, Atlanta, Georgia, party of the first part, hereinafter referred to as "Landlord", and UNION OIL OF CALIFORNIA aka UNOCAL, having an office at 13 Corporate Square, Suite 200, Atlanta, Georgia, party of the second part, hereinafter referred to as "Tenant".

                                   WITNESSETH

                  WHEREAS, Equitee Real Estate Investors Fund XV and Tenant, as of March 14, 1991, entered into a Lease covering Suite 200 on the second floor of the building known as 13 Corporate Square, and at the rental and upon the terms and conditions therein more particularly set forth, and as amended, and Equitec REI Fund XV subsequently assigned its interest therein to Landlord, and

                  WHEREAS, the Lease was amended pursuant to that certain First Amendment to Lease dated June 6, 1994, and

                  WHEREAS, Landlord and Tenant are desirous of further amending said Lease in the manner set forth below:

                                    PREMISES

                  Effective September 1, 1994, and for the remaining term of the Lease, that is until June 30, 1999, the square footage under lease to Tenant shall be increased from approximately 5,610 rentable square feet to approximately 5,769 rentable square feet, according to the following adjustments and as set forth on the floor plan marked as Exhibit 2-A, attached hereto and made a part hereof by this reference: 1.) Tenant shall take under lease the floor area marked by cross-hatched lines on Exhibit 2-A containing approximately 399 rentable square feet; 2.) Tenant shall give up to Landlord, from under Lease, the floor area marked by diagonal lines on Exhibit 2-A, containing approximately 240 rentable square feet; the net difference of which is equal to approximately 159 rentable square feet, which accounts for the increase in square footage under lease to Tenant, as set forth above.

                                      RATE

                  The total base monthly rental amounts during the Periods set forth below shall be billed and are payable as follows:


               TERM                                   RENTAL RATE
               ----                                   -----------
      9-1-94 to 6-30-95                           $4,919.11 per month
      7-1-95 to 6-30-96                           $5,167.45 per month
      7-1-96 to 6-30-97                           $5,425.35 per month
      7-1-97 to 6-30-98                           $5,692.79 per month
      7-1-98 to 6-30-99                           $5,979.34 per month


                             LEASEHOLD IMPROVEMENTS

                  Landlord shall grant Tenant a build-out allowance in the amount of $877.25, which is granted in addition to the $40,762.50 allowance as set forth in the First Amendment document, for the purpose of alterations to the First Amendment square footage and the additional space added herein, as indicated on the floor plan attached hereto as Exhibit 2-A, in accordance with current building and fire codes and in accordance with the sealed construction drawings prepared by Brent Davis Associates Architects, Inc., dated August 17, 1994, and which were mutually agreed upon, signed, and accepted by the parties hereto on August 30, 1994, and with the finishes consistent with those set forth in the Work Letter found in the First Amendment to Lease as Exhibit 1-B. Tenant shall have the sole responsibility for payment of any tenant improvement costs required hereunder which exceed Landlord's build-out allowance, and Tenant shall promptly pay to Landlord any overage due, upon receipt of invoice from Landlord. As of the date of this Second Amendment to Lease, the total combined build-out cost of the First and Second Amendments is estimated at $65,417.57, less Landlord's combined allowance of $412,549.75, equals Tenant's portion, payable to Landlord, of $23,867.82. Notwithstanding anything contained herein to the contrary, Tenant's portion of such construction costs shall not exceed $23,867.82 without Tenant's written consent, except in the event of a change order approved in advance by Tenant, or required changes imposed by the Fire Marshall or Building Inspector as a result of Tenant's floor plan attached hereto.

                                     BROKER

                  Tenant represents that Tenant has dealt with no broker or agent in connection with this Second Amendment to Lease, and that no other party(ies) is(are) entitled to any commission in connection herewith other than Hallwood Management Company, managing agent for Landlord, and the Miller-Richmond Company, agent for Tenant. Landlord shall pay a commission to the managing agent named herein, according to their agreement, and Tenant shall owe no commission whatsoever to managing agent named herein; however, Tenant shall indemnify and hold Landlord harmless from any and all claims for services rendered to Tenant by any other agent(s) with whom Tenant has dealt in connection therewith, whether named or not named herein. Hallwood Management Company has not acted as agent for the Tenant in this transaction, and shall have no obligation whatsoever for payment of any fees or commissions to the Miller-Richmond Company, agent for Tenant, which may be due for services rendered to Tenant by Tenant's agent. Landlord represents that Landlord has dealt with no broker or agent in connection with this First Amendment to Lease, and that other party(ies) is(are) entitled to any commission in connection herewith other than Hallwood Management Company, managing agent for Landlord, and Miller-Richmond Company, agent for Tenant. Landlord shall indemnify and hold Tenant harmless for any and all claims for services rendered to Landlord by any other agent(s) with whom Landlord has dealt in connection herewith, whether named or not named herein.

                  THIS SECOND AMENDMENT to Lease shall be in full force as of the date above first written, and shall take effect as of September 1, 1994 and shall continue in effect for the duration of said Lease, as amended, that is through June 30, 1999. The Lease, as amended, is hereby ratified and confirmed, and all conditions contained therein remain in full force and effect.

                  IN WITNESS WHEREOF, each party has caused this Amendment to Lease to be executed by its duly authorized officer(s).


LANDLORD:         HALLWOOD REAL ESTATE INVESTORS FUND XV, a Delaware General
                  Partnership

BY: Hallwood Management Company, as Agent for Hallwood Real Estate Investors Fund XV

NAME:             _____________________________________________________________

TITLE:            _____________________________________________________________

DATE:             _____________________________________________________________



TENANT:           UNION OIL COMPANY OF CALIFORNIA

BY:               _____________________________________________________________

NAME:             _____________________________________________________________

TITLE:            _____________________________________________________________

DATE:             _____________________________________________________________

                                   EXHIBIT 1-B

                            CONSTRUCTION WORK LETTER

In addition to those wall changes and construction items set forth in the First Amendment to Lease under the title "Tenant Improvements," Exhibit 1-A, and
Exhibit 1-C, Landlord shall include in the scope of work for the benefit of Tenant, the following items, as clarification of the labor and materials involved in performing the scope of work:


   Contractor:             S&E Contractors ("Contractor") has been selected by
                           Landlord to perform the proposed scope of work to the reduced the size of the office space to be occupied by Tenant, based on a competitive bid process of selection. Contractor is experienced in the alterations of occupied office space, and is insured, and is licensed to do construction in Dekalb County, Georgia.

   Time Table:             Work shall be performed during business hours, and
                           shall commence upon approval by the Dekalb County
                           Building Inspector's office of the Construction
                           Drawings (CD's). Construction is estimated to require thirty (30) days to complete. Therefore, it is estimated that construction, including plans approval, should take no more than forty-five (45) days from the time this First Amendment to Lease is fully executed.

   Scope of Work:          Labor and materials shall be applied to the premises
                           in accordance with Exhibit 1-A, and Contractor's line-item bid form, to be supplied to Tenant by Landlord, and by mutually approved, written change order, as may be required after work has commenced.

   Finishes:                Finishes shall be supplied to and installed at the
                            construction site in accordance with Exhibit 1-A, and Exhibit 1-C. Finishes shall be of building standard quality and shall consist of the following general specifications, which may be supplied or secured from a choice of reputable companies available to Landlord and Contractors:

                            - Wall Paint: Flat latex paint, two (2) coats, in Tenant's choice of color.

                            - Carpet: Remove old carpet and provide and install, throughout, new 30 oz. nylon, cut pile carpet, in Tenant's choice of color.

                            - Door Frame Paint: Semi-gloss, two (2) coats, in Tenant's choice of Color.


All construction shall be managed by Hallwood Management Company's Construction Coordinator, agent for Landlord, and Tenant agrees that Hallwood shall be paid a fee for all such construction management, in the amount of ten (10) percent of all construction costs, which shall include the cost of all labor, materials, overhead, and profit of all contractors and sub-contractors utilized to accomplish the scope of work. That is, Tenant acknowledges and agrees that Hallwood is entitled to said 10% construction management fee on all portions of construction costs, paid for by Landlord's allowance, and due from Tenant for its required payment of mutually agreed upon overages in construction costs, and for mutually agreed upon change orders to the scope of work as Tenant may require of Landlord subsequent to the start of construction.

                                   EXHIBIT 1-C


                              General Contractor's
                                  Line-Item Bid



S & E CONTRACTORS, INC.               HALLWOOD MANAGEMENT
5840 ROCK SPRINGS CIRCLE              RECORPORATE SQUARE, BLD 13-200, UNOCAL
BUFORD, GA 30518                      PROPOSAL #6263
PHONE # (404) 536-4546                MAY 19, 1994

DESCRIPTION OF WORK                      UNIT            QUANTITY        UNIT COST         ITEM TOTAL      SUB TOTAL
=======================================  ====            ========        =========         ==========      =========
THIS BID PREPARED BY TONY GUNTER


DEMOLITION

REMOVE CEILING HEIGHT WALLS              LF                  178             $4.60           $801.00
REVOVE SHEETROCK ONE SIDE                LF                   61             $2.00           $102.00
REMOVE CEILING TILE                      8F                 1500             $0.15           $225.00
REMOVE WALLCOVERING                      SF                  878             $0.20            $76.60
REMOVE STOREFRONT GLASS DOOR             LS                    1           $150.00           $150.00
SUB TOTAL                                                                                                  $1,353.60


DRYWALL

9' HIGH WALL TO GRID                     LF                  186            $16.00         $2,976.00
TOP EXISTING WALL TO                     LF                  181            $16.00         $2,896.00
STRUCTURE, 12' HIGH
FIRE CAULKING                            LS                    1           $550.00           $550.00
LAMINATE WITH SHEETROCK ONE
SIDE                                     LF                   51             $8.00           $405.00
CUT OPENING                              EA                   10            $65.00           $650.00
CLOSE OPENING                            EA                   10            $76.00           $750.00
BUTT/CORNER PACHES                       EA                   15            $15.00           $225.00
HOT PATCHES                              EA                    7            $15.00           $105.00
WINDOW MULL TIE IN                       EA                    3            $20.00            $60.00
SKIM WALLS WHERE W/C REMOVED             SF                  720             $0.50           $380.00
MISC. PATCHING                           LS                    1           $150.00           $150.00
SUB TOTAL                                                                                                  $9,130.00


CEILING

INSTALL 2X4 TILE                         SF                 1600             $0.55           $825.00
INSTALL 2X4 GRID                         LS                   11           $250.00           $250.00
REPAIR GRID AT DEMISING WALL             LF                  540             $1.50           $810.00
PAINT GRID                               SF                 1500             $0.18           $270.00
REPLACE DAMAGED TILE DUE TO              LS                    1           $400.00           $400.00
CONSTRUCTION
SUB TOTAL                                                                                                  $2,555.00

                             (EXHIBIT 1-C Continued)


                              General Contractor's
                                  Line-Item Bid



S & E CONTRACTORS, INC.                  HALLWOOD MANAGEMENT
5840 ROCK SPRINGS CIRCLE                 RECORPORATE SQUARE, BLD 13-200, UNOCAL
BUFORD, GA 30518                         PROPOSAL #6263
PHONE # (404) 536-4546                   MAY 19, 1994

DESCRIPTION OF WORK                      UNIT            QUANTITY        UNIT COST        ITEM TOTAL       SUB TOTAL
=======================================  ====            ========        =========        ==========       =========
DOORS


RELOCATE INTERIOR DOOR                   EA                   12            $45.00           $540.00
INSTALL 3'x6'8" S/C BIRCH DOOR,
FRAME PASSAGE, STOP                      EA                    2           $250.00           $500.00
INSTALL HANDICAP PASSAGE SET             EA                   15            $65.00           $975.00
INSTALL HANDICAP, LOCKSET                EA                    2           $150.00           $300.00
INSTALL DOOR CLOSER                      EA                    2            $95.00           $190.00
INSTALL EXISTING GLASS DOOR &
WINDOW                                   EA                    1           $350.00           $350.00
SUB TOTAL                                                                                                  $2,855.00


MILLWORK

REMOVE BASE CABINETS &
REINSTALL                                LS                    1         $2,000.00         $2,000.00
SUB TOTAL                                                                                                  $2,000.00


PAINT/WALLCOVERING

FLAT LATEX (2 COATS OVER
CARPET)                                  SF                12457             $0.30         $3,737.10
DOOR AND FRAME                           EA                   23            $35.00           $805.00
SUB TOTAL                                                                                                  $4,542.10

                             (EXHIBIT 1-C Continued)


                              General Contractor's
                                  Line-Item Bid



S & E CONTRACTORS, INC.              HALLWOOD MANAGEMENT
5840 ROCK SPRINGS CIRCLE             RECORPORATE SQUARE, BLD 13-200, UNOCAL
BUFORD, GA 30518                     PROPOSAL #6263
PHONE # (404) 536-4546               MAY 19, 1994

DESCRIPTION OF WORK                      UNIT           QUANTITY         UNIT COST        ITEM TOTAL       SUB TOTAL
=======================================  ====           ========         =========        ==========       =========
ELECTRICAL


DEMO                                     LS                    1           $250.00           $250.00
DUPLEX OUTLET                            EA                   36            $35.00         $1,260.00
DEDICATED OUTLET                         EA                    4           $145.00           $580.00
S.P. SWITCH                              EA                    9            $35.00           $315.00
3-WAY SWITCH                             EA                    4            $60.00           $240.00
PHONE/DATA BOX AND STRING                EA                   21            $15.00           $315.00
RELOCATE AND REWIRE 2X4 LIGHT            EA                   18            $35.00           $560.00
INSTALL 2X4 LIGHT                        EA                   10            $95.00           $950.00
EMERGENCY LIGHT                          EA                    2           $150.00           $300.00
EXIT LIGHT                               EA                    5           $150.00           $750.00
BRING ELECTRICAL CEILING TO              SF                 3500             $0.08           $280.00
CODE
REPLACE LIGHT LENS                       EA                    7            $15.00           $105.00
SUB TOTAL                                                                                                  $5,905.00


HVAC

2X2 SUPPLIES (2)                         LS                    1         $5,965.00         $5,965.00
RETURN FIRE DAMPERS (6)
FIRE DAMPERS IN DUCT WORK (10)
RELOCATE SUPPLY (2)
RELOCATE T-STAT (1)
BALANCE SYSTEM BASED ON
SUFFICIENT-BLD AIR
SUBTOTAL                                                                                                   $5,965.00

                             (EXHIBIT 1-C Continued)


                              General Contractor's
                                  Line-Item Bid



S & E CONTRACTORS, INC.              HALLWOOD MANAGEMENT
5840 ROCK SPRINGS CIRCLE             RECORPORATE SQUARE, BLD 13-200, UNOCAL
BUFORD, GA 30518                     PROPOSAL #6263
PHONE # (404) 536-4546               MAY 19, 1994

DESCRIPTION OF WORK                       UNIT        QUANTITY         UNIT COST       ITEM TOTAL      SUB TOTAL
=======================================   ====        ========         =========       ==========      ==========

FLOORINGS


CARPET & BASE (BY HALLWOOD MANAGEMENT)
SUBTOTAL                                                                                                    $0.00


PLUMBING

RELOCATE PLUMBING IN BREAK RM               LS               1         $1,000.00        $1,000.00
SUBTOTAL                                                                                                $1,000.00


SPECIALTY ITEM

FIRE EXTINGUISHERS                          EA               2            $75.00          $150.00
GENERAL CONDITIONS                          LS               1           $650.00          $650.00
FINAL CLEAN                                 SF            3500             $0.10          $350.00
PERMITS                                     EA               1           $250.00          $250.00
SUBTOTAL                                                                                                $1,400.00


SUBTOTAL                                                                                               $38,706.70
OVERHEAD                                                                                                $4,404.68
TOTAL                                                                                                  $41,110.38

PLEASE NOTE:

BID DOES NOT INCLUDE ANY WALLCOVERING.

BID DOES NOT INCLUDE NEW CARPET, BASE, MINIBLINDS, REKEYING OF SPACE.